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                                                                    EXHIBIT 10.1


December 1, 1994                               James Daleen Employment Agreement
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                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT ("this Agreement") is made and effective as of this 1st day of December, 1994, by and between DALEEN TECHNOLOGIES, INC., an Illinois corporation located at 902 Clint Moore Road, Suite 230, Boca Raton, 33487 ("Company" or "Employee"), and JAMES DALEEN, residing at 4404 Woodfield Blvd., Boca Raton, Florida 33434 ("Employee").

                                   WITNESSETH:

         WHEREAS, Employee is the Company founder and has since inception been a loyal and devoted employee;

         WHEREAS, Company believes it is in Company's best interest to employ Employee, and Employee desires to be employed by Company; and

         WHEREAS, Company and Employee desire to set forth the terms and conditions on which Employee shall be employed by and provide his services to Company;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. Employment. Company hereby employs Employee in its business as President, Chairman of the Board of Directors of the Company ("Board") and Chief Executive Officer, and Employee hereby accepts such employment, all upon the terms and conditions hereinafter set forth.

         2. Term. Unless sooner terminated pursuant to the provisions of this Agreement, the term of employment under this Agreement shall be for five
(5) years ("Employment Period"). The Employment Period shall be automatically extended for additional three year periods unless either party notifies the other in writing that the Employment Period will not be renewed at least six (6) months prior to the end of the initial term or six (6) months prior to the end of any such three year renewal.

         3. Salary and Base Compensation. Employee shall be entitled to receive salary during the Employment Period at the rate of:

One Hundred Twenty-Five Thousand and 00/100 Dollars ($125,000.00) per annum initially,
One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) per annum effective April 15, 1995,
One Hundred Seventy-Five Thousand and 00/100 Dollars ($175,000.00) per annum effective January 1, 1996, Two


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December 1, 1994                               James Daleen Employment Agreement
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Hundred Thousand and 00/100 Dollars ($200,000.00) per annum effective July 1,
1996,
Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) per annum effective January 1, 1997,
The Employee's salary shall increase Fifty Thousand Dollars ($50,000.00) per annum every six months thereafter starting July 1, 1997 and continuing through the term of this agreement (the "Base Salary").

In addition to the Base Salary paid to Employee during the Employment Period, Employee shall be entitled to receive the Benefits, Profits Bonus, Revenue Bonus and Stock Options (as those terms are hereinafter defined) during the Employment Period. The Base Salary shall be payable Bi-Weekly in accordance with the current normal payroll policies of Company, which policies may be changed by Company from time to time in its sole discretion, and shall be subject to all appropriate withholding taxes.

         4. Business Expenses and Reimbursements. Employee shall be entitled to reimbursement by the Company for ordinary and necessary business expenses incurred by Employee in the performance of his duties for Company, which types of expenditures shall be determined and approved by the Company, and further provided that:

                  (a) Each such expenditure is of a nature qualifying it as a proper deduction on the Federal and State income tax returns of Company as a business expense (determined without regard to statutory limitations) and not as deductible compensation to Employee; and

                  (b) Employee furnishes Company with adequate records and other documentary evidence required by federal and State statutes and regulations for the substantiation of such expenditures as deductible business expenses of Company and not as deductible compensation to Employee, as well as any other documentation reasonably requested by Company.

                  (c) Employee agrees that, if at any time, any payment made to Employee by Company, whether for salary or as a business expense reimbursement, shall be disallowed in whole or in part as a deductible expense by the appropriate taxing authorities, Employee shall reimburse Company to the full extent of such disallowance.

         5. Car Allowance. During the Employment Period, Employee shall be entitled to the exclusive, full-time use of a four-door luxury automobile or a car allowance of up to $700.00 per month (increased by the Consumer Price Index increase on each anniversary of this Agreement) in accordance with Company's normal automobile allowance payment practices, as in existence from time to time.

         6. Benefits. Employee shall be entitled to receive during the entire Employment Period the following benefits herein below described ("Benefits"). Employee agrees that the Base Salary, the Profits Bonus, the Revenue Bonus, the Stock Option, and the Benefits and the other compensation provided in accordance with this Agreement, are the sole and exclusive compensation of Employee for his duties hereunder.


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December 1, 1994                               James Daleen Employment Agreement
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                  (a)      Continuing throughout the Employment Period

         Employee shall receive all of the employee benefits including, without limitation, health insurance, pension, disability, profit sharing and retirement benefits, provided at any time by Company to any of its senior executive employees.

         7. Vacation. Employee shall be entitled to paid vacation in accordance with the vacation policy of the Company in effect for senior executives from time to time, in no event to be less than three (3) weeks per calendar year.


         8.       Revenue and Profits Bonuses.

         (a) During the Employment Period, Employee shall be paid, within thirty (30) days after delivery of the Company's annual audited financial statements for its fiscal year end, a bonus in cash equal to two percent (2%) of the increase in total gross revenues of the Company including all subsidiaries on a consolidated basis for the most recently ended fiscal year over the total gross revenues for the Company as of the end of the immediately prior fiscal year. For example, if total gross revenue for fiscal year "A" equals $2,100,000 and if total gross revenue for fiscal year "B" equals $3,100,000, the bonus amount payable hereunder would be two percent (2%) of said $1,000,000 difference, in that case equal to $20,000 ("Revenue Bonus").

         (b) Employee shall be paid, within thirty (30) days of the end of each full calendar quarter during the Employment Period, a quarterly bonus equal to five percent (5%) of the net pre-tax earnings of the Company including all subsidiaries on a consolidated basis (the "Profits Bonus"). The term "net pre-tax earnings" as used herein shall be determined by the Company's internal financial statements and shall be subject at the Company's fiscal year end to adjustment based upon the annual audit of the Company financial statements by the Company's independent CPA firm in accordance with generally accepted accounting principles.

         (c) Notwithstanding anything to the contrary in this Agreement, the Profits Bonus shall be payable only provided Employee is in the employ of Company on the last day of the respective quarter for which such Profits Bonus is being calculated. Employee shall be entitled to the Revenue Bonus on a prorata basis for partial year calculations, based on full year results and further payable in accordance with and subject to the normal payroll policies of the Company with respect to similar forms of compensation, including without limitation, being subject to all appropriate withholding taxes.


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December 1, 1994                               James Daleen Employment Agreement
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         (d)  If the fiscal year of the Company is changed, the annual Revenue
Bonus shall be adjusted for the year in which the election is made and the next fiscal year so that the calculation will have been made on an equitable basis for comparable periods.

         9. Stock Option. Employee shall be eligible to receive stock options in accordance with the stock option plans adopted by the Company from time to time or determined by the Board of Directors of the Company, in all events annually within thirty (30) days of the end of the Company's fiscal year in an amount not less than twenty five percent (25%) of the aggregate of all stock options granted to all other employees of the Company during the most recently ended fiscal year.

         10. Registration Rights. In the event Company registers common stock held by other employees of Company, then the Company shall also register a prorata portion of the stock held by Employee.

         11. Compensation Review. The Board shall from time to time, no less frequently than annually, review Employee's compensation and may (in his sole discretion) increase, but not decrease, the compensation provided for in
Section 3 hereof. Any such increase in compensation shall be valid only if in writing, executed by a duly authorized officer of the Company, and such writing shall constitute an amendment solely to the payments to be made to Employee under this Agreement, without waiver or modification of any other provision hereof.

         12. Invention Assignment and Confidentiality Agreement. Against the execution and delivery of this Agreement, Employee shall enter into an agreement in the form of Exhibit "A" hereto (the "Invention Assignment and Confidentiality Agreement").

         13. Non-Competition Agreement. Against the execution and delivery of this Agreement, Employee shall enter into a non-competition and non-solicitation agreement (in the form of Exhibit "B" hereto) (the "Non-Competition Agreement")

         14. No Other Compensation or Benefits. Employee agrees that the compensation set forth in this Agreement is the sole and exclusive compensation of Employee for his duties hereunder, and that he shall have no rights to receive any other compensation or benefits of any nature except for payments for service as a director equal to those payments, if any paid by the Company to its other members of its Board of Directors, which the Company shall be obligated to pay to employee also, if any.

         15.      Duties. During the Employment Period:

                  (a) Employee shall furnish all manner of services in connection with his position as Chairman of the Board, President and Chief Executive Officer or as otherwise designated by the President including, without limitation, primary responsibility for management of the Company to


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December 1, 1994                               James Daleen Employment Agreement
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carry out the policies and programs of the Board and as from time to time may be delegated or assigned to him by the Board;

                  (b) Employee shall report directly to the Board in the performance of all his duties herein.

                  (c) Employee shall comply with all Company policies for the employees as such policies may exist from time to time.

                  (d) Employee shall devote himself, and apply his best energy and skill to the service of Company and the promotion of Company's interests, and shall use his best efforts in the performance of his services hereunder. The parties agree that Employee may not, during the Employment Period, be engaged in any other business activity whether or not such activity is pursued for gain, profit, or other pecuniary advantage including, without limitation, management or management consulting activities; provided, however, Employee may contunie to participate in the management and activities of any company which the Employee is currently a Fifty percent (50%) or greater stockholder and the Employee may invest his personal assets in businesses where the form or manner of such investment will not require services on the part of Employee conflicting with the duties of Employee under this Agreement and in which his participation is solely that of a passive investor. Employee agrees to abide by all rules and regulations established from time to time by the Board; and all commissions, fees or other income earned and received by Employee, if any, in furtherance of the business of Company, or its affiliates or from any other business or financial opportunity or endeavor in which Employee is an active participant and not a passive investor, other than a business which the Employee is currently a Fifty percent (50%) or greater stockholder, shall be accepted by Employee for the account of Company, and shall be remitted to Company within three (3) days of Employee's receipt thereof.

         16. Authority to Contract. Employee shall have authority to enter into contracts binding upon Employer and believed in good faith by Employee to be in the best interest of the Company.

         17.      Termination.

         (a) Employer shall have the right to terminate the Employment Period only for substantial cause or if Employee becomes permanently disabled.

         (b) As used in this Section 17, the term "substantial cause" shall mean:

                  (i) the commission by Employee of any act of fraud, theft, or embezzlement against Employer; or

                  (ii) Any material breach by Employee of this Agreement, provided that


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December 1, 1994                               James Daleen Employment Agreement
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                           Employer first shall have delivered to Employee
                           written notice of the alleged breach, specifying the exact nature of the breach in detail, and provided, further, that Employee shall have failed to cure or substantially mitigate such breach within thirty days after receiving notice thereof.

         (c) For purposes of this Section 17, the term "permanently disabled" or "permanent disability" shall mean a physical or mental incapacity of Employee which renders Employee unable to perform his duties hereunder and which shall continue for nine consecutive months or for twelve months during any period of eighteen consecutive months.

         (d) If Employer terminates the Employment Period for death or substantial cause, the termination shall be effective immediately upon Employee's receipt of written notice of termination from Employer. If Employer terminates the Employment Period by reason of the permanent disability of Employee, the termination shall be effective ninety days after the delivery by Employer of written notice of termination from Employer.

         18. Severance Pay. If Employer terminates the Employment Period for any reason other than substantial cause, Employee shall be entitled to severance pay from Employer in an amount equal to the lesser of (a) three years' base salary, at the rate in effect at the time of termination; or (b) the base salary due to Employee for the remaining term of this Agreement (but not less than two full years' salary), determined at the rate of Employee's base salary at the date of termination.

         19.      Change in Control.

         (a) For the purposes of this Agreement, a "change in control of Employer" shall mean the occurrence of any of the following events:

                  (i) any "person" (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")),who holds less than 20% of the combined voting power of the securities of the Employer, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Employer representing twenty-five percent or more of the combined voting power of the securities of Employer then outstanding; or

                  (ii) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute all members of the Board of Directors of Employer shall cease, for any reason, to constitute at least a majority of the Directors, unless the election of each Director who was not a Director at the beginning of the period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period; or


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December 1, 1994                               James Daleen Employment Agreement
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                  (iii)    Employer shall consolidate or merge with another
                           company and Employer is not the continuing or surviving corporation, or shares of Employer's common stock are converted into cash, securities, or other property, other than a merger of Employer in which the holders of the Employer's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as they had in Employer immediately prior to the merger; or

                  (iv) Employer shall sell, lease, exchange, or otherwise transfer all or substantially all of its assets (in one transaction or in a series of related transactions); or

                  (v) the stockholders of Employer shall approve a plan or proposal for the liquidation or dissolution of Employer.

         (b) Employee shall have the right to resign from the employ of Employer at any time after a change in control of Employer. If Employee resigns within two years of such a change in control, he shall be entitled to the payment provided in subsection (c) of this Section 19.

         (c) If Employee resigns from the employ of Employer within two years of a change in control of Employer, of if Employer terminates this Agreement after a change in control of Employer for any reason other than substantial cause, then the following provisions of this Section 19 shall apply:

                  (i) in lieu of any further salary payments to Employee for periods subsequent to the date of the termination of his employment, Employer shall pay to Employee, in a lump sum and in cash, as liquidated damages, an amount equal to the sum of:

                           (A) the greater of (I) three years' base salary, or (II) the base salary due to Employee for the remaining term of this Agreement, in either case at the greater of the rate in effect at the date of the change in control of Employer or at the date of termination; plus

                           (B) an amount equal to a multiple of two (2) times the largest total of Revenue and Profits Bonuses previously paid in any one year by Employer to Employee pursuant to the provisions of Section IV(c) hereof.


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December 1, 1994                               James Daleen Employment Agreement
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                  (ii)     Employer shall maintain in full force and effect
                           until the expiration of the term of this Agreement, at its expense, all group insurance and other employee benefit plans (including, without limitation, qualified profit-sharing and retirement type plans) in which Employee was entitled to participate prior to the date of his termination, provided that Employee's continued participation is possible under the terms of such plans. If Employee's continued participation under such plans is not possible, Employer shall arrange to provide Employee with alternative benefits substantially similar to those provided under the group insurance and employee benefit plans of Employer in which Employee was participating prior to the date of his termination.

         Any payment due to Employee pursuant to the provisions of subsection
(c) of this Section 19 shall be paid to him by Employer on the fifth day following the date of Employee's termination.

         (d) For purposes of the remaining provisions of this Section 19, the following terms shall have the following meanings:

                  (i) The term "Code" shall mean the Internal Revenue Code of 1986, as amended; and any references to sections thereof shall include any successor provisions of the Code or of any future income tax laws enacted as successors to the Code;



                  (ii)     The term "Excise Tax" shall mean the tax imposed by
                           Section 4999 of the Code;

                  (iii) The term "Gross-Up Payment" shall mean the payment referred to in subsection (e) of this Section 19.

                  (iv) The term "Section 19 Payments" shall mean all payments to which Employee shall become entitled under the provisions of this Section 19.

                  (v) The term "Other Payments" shall mean any payments or benefits, other than the Section 19 Payments, received or to be received by Employee in connection with a change in control of Employer, or in connection with Employee's termination of employment, and which are payable pursuant to the terms of any plan, arrangement, or agreement (other than this Agreement) with Employer, with Employer's successors, with any person whose actions result in a change in control of Employer, or with any person affiliated either with Employer or with any person whose actions result in a change in control of Employer.


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December 1, 1994                               James Daleen Employment Agreement
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         (e)      If Employee becomes entitled to any payments under this
Section 19, and if the Section 19 Payments or any Other Payments will be subject to the Excise Tax, then Employer shall pay to Employee an additional sum (the "Gross-Up Payment") sufficient to provide Employee with a net amount equal to the sum of the Section 19 and the Other Payments, after deduction of any Excise Tax on such Payments and after deduction of any federal, state, or local income taxes, and of any Excise Tax, upon the Gross-Up Payment. The amount due from Employer under this Section 19(e) shall be paid to Employee within five days of the date of Employee's termination.

         (f) The following rules shall apply for the purpose of determining whether any of the Section 19 Payments or any of the Other Payments will be subject to the Excise Tax and for the purpose of computing the amount of any such Excise Tax:

                  (i) All of the Other Payments shall be treated as "parachute payments," within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as being subject to the Excise Tax; and

                  (ii) The value of any benefits payable to Employee in any form other than cash, and the value of any deferred payments or benefits due to Employee from Employer, shall be determined by Employer's independent auditors in accordance with the provisions of Section 280G(d)(3) of the Code.

         (g)      For purpose of determining the amount of the Gross-Up Payment:

                  (i) Employee shall be deemed to be subject to state and local income taxes at the highest marginal rate of taxation in the state and locality of Employee's principal residence on the date of his termination; and

                  (ii) Employee shall be deemed to be subject to federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is due (net of the maximum reduction in federal income taxes which Employee can obtain from deduction of the state and local taxes described in the preceding clause).

         (h) If the Excise Tax is determined to exceed the amount taken into account under the provisions of this Section 19 at the time of the termination of Employee (including by reason of any payment, the existence or the amount of which could not be determined at the time of the Gross-Up Payment), Employer shall make an additional Gross-Up Payment in respect of such


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December 1, 1994                               James Daleen Employment Agreement
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excess and in respect of any interest payable with respect to such excess, at the time that the amount of such excess is finally determined.

                  (i) Employee shall not be required to mitigate the amount of any payment provided for in this Section 19 by seeking other employment or otherwise; and the amount of any payment provided for in this Section 19 shall not be reduced by any compensation earned by Employee, either as the result of employment by any other employer after the date of his termination of employment with Employer or otherwise.

         20. Surrender of Records. Upon the termination of the Employee's employment hereunder, for any reason whatsoever, and in addition to such other actions as may be reasonably required by Employer, the Employee agrees to surrender to the Employer, in good condition, any record or records kept by him containing the names, addresses, and other information with regard to patients or potential patients of the Employer which have been served or treated by the Employee.

         21. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

         22. Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         23. Assignments. Employee shall not assign his rights and/or obligations hereunder.

         24. Binding Effect. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

         25. Severability. If any part of this Agreement or any other Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

         26. Survival. Notwithstanding anything to the contrary herein, the provisions of Sections 11 through 29 (inclusive) shall survive and remain in effect in accordance with their respective terms in the event the employment is terminated.


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December 1, 1994                               James Daleen Employment Agreement
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         27.      Waivers. The failure or delay of Company at any time to
require performance by Employee of any provision of this Agreement, even if known, shall not affect the right of Company to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by Company of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on Employee in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         28. Specific Performance. Employee acknowledges that the services to be rendered by Employee hereunder are extraordinary and unique and are vital to the success of the Company, and that damages at law would be an inadequate remedy for any breach or threatened breach of this Agreement by Employee. Therefore, in the event of a breach or threatened breach by Employee of any provision of this Agreement, then Company shall be entitled, in addition to all other rights or remedies, to injunctions restraining such breach, without being required to show any actual damage or to post any bond or other security.

         29. Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including telex and telegraphic communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, to the addresses listed above or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery, (b) on the date telecommunicated if by telegraph, (c) on the date of transmission with confirmed answer back if by telex or telefax, and (d) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

         30. Jurisdiction and Venue. The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the court of the United States, Southern District of Florida;
(b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state.


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December 1, 1994                               James Daleen Employment Agreement
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         31.      Remedies Cumulative. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

         32. Employee Representations, Warranties, and Acknowledgments. Employee represents and warrants to Company that he is fully empowered to enter and perform his obligations under this Agreement and, without limitation, that he is under no restrictive covenants to any person or entity that will be violated by his entering into and performing this Agreement, and that this Agreement constitutes the valid and legally binding obligation of Employee enforceable in accordance with its terms. The execution and delivery of this Agreement by Employee has been duly authorized by all necessary action. Employee shall indemnify Company upon demand for and against any and all judgments, losses, claims, damages, costs (including without limitation all legal fees and costs, even if incident to appeals) incurred or suffered by any of them as a result of the breach of the representations and warranties made in this section, or as a result of the failure of the acknowledgment made in this section to be true and correct at all times.

         33. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



DALEEN TECHNOLOGIES, INC.                        EMPLOYEE

                                                  /s/ James Daleen
------------------------                         -----------------------------
James Daleen                                     James Daleen
President/CEO/Chairman of the Board

                                                  12/1/94
------------------------                         -----------------------------
Dated                                            Dated


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December 1, 1994                               James Daleen Employment Agreement
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                                  EXHIBIT LIST


Exhibit A -       Invention Assignment and Confidentiality Agreement

Exhibit B -       Non-Solicitation and Non-Compete Agreement


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December 1, 1994                               James Daleen Employment Agreement
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                        EXHIBIT A OF EMPLOYMENT AGREEMENT
               INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT


         THIS AGREEMENT is entered into this 1st day of December, 1994, by and between Daleen Technologies, Inc. (DTI) and James Daleen (hereinafter referred to as "Employee") for and in consideration of Employee's continued employment or engagement by DTI and the compensation that Employee shall receive during Employee's employment or engagement, the parties agree as follows:

1.       Both during and after Employee's employment or engagement:

         a. Employee shall not disclose to anyone outside DTI any Confidential Information. "Confidential Information" is defined as information which has not been made publicly available by DTI or the third party owner of such information, and

                  1. Which was developed by DTI, and relates to DTI's past, present, and future business, including but not limited to developments (defined below, technical data, specifications, designs, concepts, discoveries, copyrights, improvements, product plans, research and development, personal information, personnel information, financial information, customer lists, leads, and/or marketing programs;

                  2. All documents marked as confidential and/or continuing such information; and/or

                  3. All information DTI has acquired or received from a third party in confidence.

         b. Employee shall use Confidential Information only for DTI's business purposes; and

         c. Employee shall use any information received in confidence by DTI from any third party only as permitted by written agreement between DTI and the third party; and

         d. Employee shall not be permitted to justify any disregard of the obligations of Employee hereunder by using any of the Confidential Information to guide a search by it of publications and other publicly available information, selecting a series of items of knowledge from unconnected sources and fitting them together by use of the integrated disclosure of the information thereby to justify its disregard of the obligations of confidence.


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December 1, 1994                               James Daleen Employment Agreement
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2.       Employee shall not disclose to DTI, use in DTI's business, or cause DTI to use any information or material which is confidential to any third party unless DTI has a written agreement with the third party allowing DTI to receive and use the confidential information or materials. Employee will not incorporate into Employee's work any material which is subject to the copyrights of any third party unless DTI has the right to copy and incorporate such copyrighted material.

3. When Employee is no longer employed or engaged by DTI, Employee shall return to DTI all DTI property, and any and all third party property, including all Confidential Information, drawings, computer programs or copies thereof, documentation, notebooks and notes, reports and any other materials on electronic or printed media.

4. Employee hereby grants, transfers and assigns to DTI all of his rights, title and interest, if any, in any and all Developments, including rights to translation and reproductions in all forms or formats and the copyrights and patent rights thereto, if any, and he agrees that DTI may copyright said materials in DTI's name and secure renewal, reissues and extensions of such copyrights for such periods of time as the law may permit. "Developments" is defined as any idea, invention, process, design, concept, or useful article (whether the design is ornamental or otherwise), computer program, documentation, literary work, audiovisual work and any other work of authorship, hereafter expressed, made or conceived solely or jointly by consultant during Employee's employment or engagement, whether or not subject to patent, copyright or other forms of protection that:

                  a. Are related to the actual or anticipated business, research or Development of DTI; and/or

                  b. Are suggested by or result from any task assigned to Employee or work performed by Employee for or on behalf of DTI.

         Employee acknowledges that the copyrights in Developments created by Employee in the scope of Employee's employment or engagement, belong to DTI by operation of law, or may belong to a party engaged by DTI by operation of law pursuant to a works for hire contract between DTI and such contracted part. To the extent the copyrights in such works may not be owned by DTI or such contracted party by operation of law, Employee hereby assigns to DTI or such contracted party, as the case may be, all copyrights (if any) Employee may have in Developments.

         Items not assigned by this Section 4 are listed and described on the attached "Schedule of Separate Works". Employee agrees not to include any part of such items in the materials Employee prepares for DTI unless and until such items are licensed or assigned to DTI under separate written agreement.


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December 1, 1994                               James Daleen Employment Agreement
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         At all times hereafter, Employee agrees to assist DTI in obtaining patents or copyrights on any Developments assigned to DTI that DTI, in its sole discretion, seeks to patent or copyright. Employee also agrees to sign all documents, and do all things necessary to obtain such patents or copyrights, to further assign them to DTI, and to reasonably protect them and DTI against infringement by other parties at DTI expense with DTI prior approval.

         Employee irrevocably appoints any DTI-selected designee to act, at all time hereafter, as his agent and attorney-in-fact to perform all acts necessary to obtain patents and/or copyrights as required by this Agreement if Employee (i) refuses to perform those acts or (ii) is unavailable, within the meaning of the United States Patent and Copyright laws. It is expressly intended by Employee that the foregoing power of attorney is coupled with an interest.

         Employee shall keep complete, accurate, and authentic information and records on all Developments in the manner and form reasonably requested by DTI. Such information and records, and all copies thereof, shall be the property of DTI as to any Developments assigned DTI. Employee agrees to promptly surrender such information and records at the request of DTI as to any Developments.

5. In connection with any of the Developments assigned by Section 4, Employee agrees:

         a.       To disclose them promptly to DTI, and

         b. At DTI's request, to execute separate written assignments to DTI and do all things reasonable necessary to enable DTI to secure patents, register copyrights or obtain any other form of protection for Developments in the United States and in other countries. If Employee fails or is unable to do so, Employee hereby authorizes DTI to act under power of attorney for Employee to do all things to secure such rights.

         c. To provide DTI with notice of any inadvertent disclosure of Confidential Information related to any Development.

6. Without limitation of any other Agreement between Employee and DTI, Employee shall not employ or engage or attempt to employ or engage the services of any employee of DTI, either directly or through the agency of a third party during the term of, or within six (6) months after, the termination of Employee's employment or engagement with DTI.


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December 1, 1994                               James Daleen Employment Agreement
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7.       DTI, its subsidiaries, licensees, successors or assigns, (direct or indirect) are not required to designate Employee as author of any Development when such Development is distributed publicly or otherwise. Employee waives and releases, to the extent permitted by law, all Employee's rights to such designation and any rights concerning future modifications of such Developments.

8. Rights, assignments, and representations made or granted by Employee in this Agreement, are assignable by DTI and are for the benefit of DTI's successors, assigns, and parties contracted with DTI.

9.       Miscellaneous Provisions.

         a) Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         b) Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

         c) Brokers. Each of the parties represents and warrants that such party has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as such party knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions. The parties each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

         d) Binding Effect. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

         e) Headings. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.


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December 1, 1994                               James Daleen Employment Agreement
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         f)       Severability. If any provision of this Agreement or any other
                  Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

         g) Survival. All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the termination of employment or engagement of Employee.

         h) Waivers. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         i) Specific Performance. Each of the parties acknowledges that the parties will be irreparably damage (and damages at law would be an inadequate remedy) if this Agreement is not specifically enforced. Therefore, in the event of a breach or threatened breach by any party of any provision of this Agreement, then the other parties shall be entitled, in addition to all other rights or remedies, to injunctions restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Agreement.

         j) Jurisdiction and Venue. The parties acknowledge that a substantial portion of negotiations and anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the court of the


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December 1, 1994                               James Daleen Employment Agreement
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                  United States, Southern District of Florida; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state.

         k) Remedies Cumulative. Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

         l) Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.

         m) Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

         n) Entire Agreement. This Agreement represents the entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

IN WITNESS WHEREOF, the parties have duly set their hands to this Agreement, effective as of the date stated above.

DALEEN TECHNOLOGIES, INC.                        EMPLOYEE

                                                  /s/ James Daleen
----------------------------                     ------------------------------
James Daleen                                     James Daleen
President/CEO/Chairman of the Board

                                                  12/1/94
----------------------------                     ------------------------------
Date                                             Date


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December 1, 1994                               James Daleen Employment Agreement
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                        EXHIBIT B TO EMPLOYMENT AGREEMENT
                   NON-SOLICITATION AND NON-COMPETE AGREEMENT


         THIS NON-SOLICITATION AND NON-COMPETE AGREEMENT ("Agreement") made as of this 1st day of December, 1994 by and between Daleen Technologies, Inc., an Illinois corporation with its principal office at 902 Clint Moore Road, Suite 230, Boca Raton, Florida 33487 (hereinafter called "Daleen") and James Daleen, a resident of 4414 Woodfield Blvd., Boca Raton, Florida 33434 (hereinafter "Employee").

         WHEREAS, Employee is accepting employment with Daleen; and

         WHEREAS, the parties wish to reflect their agreement as to Employee's promises regarding Employee's solicitation and competition which have induced Daleen to employ Employee at Employee's status with Daleen, as well as Daleen's extension of certain severance benefits to Employee.

         NOW, THEREFORE, Employee and Daleen (hereinafter sometimes referred to collectively as the "parties" and separately as a "party") in consideration of Employee's employment with Daleen and the covenants hereinafter set forth and other good and valuable consideration and intending to be legally bound hereby, agree as follows:

         1. Non-solicitation. Employee will not, at any time while employed by Daleen and for one (1) year after the termination of Employee's employment with Daleen for any reason whatsoever, directly or indirectly (by assisting or suggesting to another, or otherwise) solicit otherwise attempt to induce or accept the initiative of another in such regard, alone or by combining or conspiring with anyone, any employees, officers, directors, agents, consultants, representatives, contractors, suppliers, distributors, customers or other business contacts (collectively, "Business Affiliates") of Daleen to terminate or modify its position as an employee, officer, director, agent, consultant, representative, contractor, supplier, distributor, customer or business contact with Daleen or to compete against Daleen.

         2. Non-competition. (a) Employee shall not while employed by Daleen, and after the termination of said employment for any reason whatsoever for the one (1) year after such termination (the "No-Compete Period"), directly or indirectly, as owner, officer, director, employee, agent, lender, broker, investor, consultant or representative of any corporation or as owner of any interest in, or as an employee, agent, consultant, partner, affiliate or in any other capacity whatsoever or representative of any other form of business association, sole proprietorship or partnership, conduct or be related to any business in competition with any business of Daleen now or in the future, including without limitation, the licensing, development


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December 1, 1994                               James Daleen Employment Agreement
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or sale of computer software or computer consulting services (herein referred to as the "Competitive Business") anywhere within the United States, including without limitation, the solicitation of any customers, who were at any time customers of Daleen and in connection with a business which is competitive with the Competitive Business.

         (b) In addition to, and not in limitation of the other provisions hereof or of any other Agreement between Employee and Daleen, Employee shall not at any time in any manner other than in the ordinary course of good faith competition only as permitted herein interfere with, disturb, disrupt, decrease or otherwise jeopardize the business of Daleen or do or permit to be done anything which may tend to take away or diminish the trade, business or good will of Daleen or give to any person the benefit or advantage of Company's or Seller's methods of operation, advertising, publicity, training, business customers or accounts, or any other information relating or useful to Daleen's business.

         3. Legal Effect. The foregoing covenants of Employee shall be deemed severable, and the invalidity of any covenant shall not affect the validity or enforceability of any other covenant. The existence of any claim or cause of action by Employee against Daleen predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Daleen of these covenants. Daleen's failure to object to any conduct in violation of this Agreement shall not be deemed a waiver by Daleen, but Daleen may, if it wishes, specifically waive any part or all of those covenants to the extent that such waiver is set forth in writing duly authorized by Daleen's Board of Directors.

         Employee acknowledges and confirms that the length of the term and geographical restrictions contained herein are fair and reasonable and not the result of overreaching, duress or coercion of any kind. Employee further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Agreement will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained in this Agreement will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. Employee acknowledges and confirms that his special knowledge of the business of Daleen is such as would cause Daleen serious injury and loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with Daleen.

         In the event that any court shall finally hold that the time or territory or any other provision stated in this Agreement constitutes an unreasonable restriction upon Employee, Employee hereby expressly agrees that the provisions of this Agreement shall not be rendered void, but shall apply as to time and territory or to such other extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved. Employee hereby agrees that in the event of the violation by him of any of the provisions of this


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December 1, 1994                               James Daleen Employment Agreement
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Agreement, Daleen will be entitled if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce the specific performance of this Agreement by Employee or to enjoin Employee from engaging in any activity in violation hereof without any requirement on the part of Daleen to post any bond.

         In the event Daleen should bring any legal action or other proceeding for the enforcement of this Agreement, the time for calculating the No-Compete Period or terms of any other restriction herein shall not include the period of time commencing with the filing of legal action or other proceeding to enforce the terms of this Agreement through the date of final judgment or final resolution, including all appeals, if any, of such legal action or other proceeding.

         4.       Miscellaneous Provisions.

         The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement, No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the District Court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state. Except as otherwise


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December 1, 1994                               James Daleen Employment Agreement
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expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation. Any time period provided for herein which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. This Agreement represents the entire understanding and agreement amount the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

EMPLOYEE                                     DALEEN TECHNOLOGIES, INC.

/s/ James Daleen
-------------------------                    -----------------------------------
James Daleen                                 James Daleen
                                             President/CEO/Chairman of the Board


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